                                                                    EXHIBIT 10.1


                     WAIVER UNDER FIVE-YEAR CREDIT AGREEMENT


     This WAIVER UNDER FIVE YEAR CREDIT AGREEMENT (this "Waiver") made and entered into as of July 24, 2003, by and among INTERMET CORPORATION, a Georgia corporation ("Intermet"), THE BANK OF NOVA SCOTIA, a Canadian chartered bank ("Scotia Capital"), acting through its Atlanta Agency, the other banks and lending institutions listed on the signature pages hereof, and any assignees of Scotia Capital or such other banks and lending institutions which become "Lenders" as provided in the Credit Agreement (as defined below) (Scotia Capital, and such other banks, lending institutions, and assignees referred to collectively herein as the "Lenders"), and Scotia Capital, in its capacity as administrative and collateral agent for the Lenders and each successor administrative or collateral agent for such Lenders as may be appointed from time to time pursuant to Article IX of the Credit Agreement defined below (the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, Intermet, the Lenders and the Administrative Agent are parties to that certain $300,000,000 Five-Year Credit Agreement, dated as of November 5, 1999, as amended through March 19, 2003 (as so amended, the "Credit Agreement,"; terms used herein but not otherwise defined herein shall have the same respective meanings as in the Credit Agreement);

     WHEREAS, Intermet has informed the Administrative Agent and the Lenders that Frisby P.M.C., Incorporated, a Subsidiary of Intermet ("Frisby"), intends to sell substantially all of its assets to JJL Group, L.L.C., an Illinois limited liability company (the "Buyer"), for consideration of not less than $5,000,000, consisting of a promissory note from the Buyer of not more than $1,600,000 (the "Frisby Note") and the remainder in cash paid at closing (the "Frisby Sale").

     WHEREAS, Intermet has requested that the Administrative Agent and the Lenders waive certain provisions of the Credit Agreement so that Frisby may consummate the Frisby Sale;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Intermet, the Required Lenders and the Administrative Agent agree, upon the terms and subject to the conditions set forth herein, as follows:

     SECTION 1. WAIVER. In connection with the Frisby Sale, the Administrative Agent and the Required Lenders hereby agree to a one-time waiver of (a) the provisions of Sections 3.06(b)(ii) and 3.07(a) of the Credit Agreement with respect to the Net Disposition Proceeds of the Frisby Sale and (b) the requirement in Section 7.04(c) of the Credit Agreement that the Frisby Sale be for cash.

     SECTION 2. EFFECTIVENESS. The wavier set forth above shall become effective on the date (the "Effective Date"), when the Administrative Agent shall have received the following, all in form and substance satisfactory to the Administrative Agent:

     (a) This Waiver. Counterparts hereof executed by Intermet, the Administrative Agent, the Required Lenders and the Guarantors;

     (b) Resolutions and Pro-Forma Compliance. The documents required by Section 7.04(c) of the Credit Agreement.

     (c) Consummation of the Frisby Sale. Evidence that the Frisby Sale has been consummated (but for the effectiveness of this Wavier), such evidence to be in form and substance acceptable to the Administrative Agent;

     (d) The Frisby Note. The Frisby Note (together with an indorsement executed in blank); and

     (e) Other Instruments or Documents. Such other instruments or documents as the Administrative Agent or any Lender may reasonably request in connection with this Waiver.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. Intermet represents and warrants to the Administrative Agent and the Lenders that:

     (a) Credit Document Representations and Warranties. The representations and warranties contained in the Credit Documents are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof;

     (b) No Default. After giving effect to this Waiver and the Frisby Sale, no Default or Event of Default shall have occurred or be continuing;

     (c) Due Authorization; Enforceability. This Waiver has been duly authorized by all necessary corporate proceedings and duly executed and delivered by Intermet and the Guarantors, and the Credit Agreement and each of the other Credit Documents are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable against such Credit Parties in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity;

     (d) Governmental Approvals. No consent, approval, authorization, order, registration or qualification with any governmental authority, regulatory body or securities exchange is required for, and in the absence of which would adversely affect, the legal and valid execution and delivery or performance by Intermet and the Guarantors of this Waiver or the continued performance by Intermet and the Guarantors of the Credit Agreement or by any Credit Party of any other Credit Document to which it is a party;

     (e) Fair Market Value. Frisby will receive consideration equal to Fair Market Value for the assets subject to the Frisby Sale; and

     (f) No Previous Asset Sales. Neither Intermet nor any other Consolidated Company has made any Asset Sales since the Fourth Amendment Date.

     SECTION 4. MISCELLANEOUS.

     SECTION 4.1. This Waiver may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Waiver.

     SECTION 4.2. Except as specifically provided above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Credit Documents, nor constitute a waiver or modification of any provision of any of the other Credit Documents.

     SECTION 4.3. Intermet agrees to pay on demand all reasonable costs and expenses incurred at any time by the Administrative Agent (including the reasonable attorney fees and expenses for the Administrative Agent) in connection with the preparation, negotiation, execution and administration of this Waiver and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

     SECTION 4.4. This Waiver shall be binding upon and shall insure to the benefit of the parties hereto and their respective successors and permitted assigns as provided in the Credit Agreement.

     SECTION 4.5. In case any provision in or obligation under this Waiver or the other Credit Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 4.6. THIS WAIVER WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

                        [Signatures Follow on Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and to be delivered in New York, New York, by their duly authorized officers as of the day and year first above written.



                                   INTERMET CORPORATION,


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                          --------------------------------------


                                   THE BANK OF NOVA SCOTIA,
                                   INDIVIDUALLY AND AS ADMINISTRATIVE AGENT


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                          --------------------------------------


                                   BANK ONE, NA
                                   (SUCCESSOR BY MERGER TO BANK ONE, MICHIGAN),
                                   INDIVIDUALLY AND AS SYNDICATION AGENT


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                          --------------------------------------


                                   SUNTRUST BANK, INDIVIDUALLY AND
                                   AS DOCUMENTATION AGENT


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                          --------------------------------------

                                    COMERICA BANK,
                                    INDIVIDUALLY AND AS MANAGING AGENT


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    THE BANK OF NEW YORK,
                                    INDIVIDUALLY AND AS CO-AGENT


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    HARRIS TRUST AND SAVINGS BANK,
                                    INDIVIDUALLY AND AS CO-AGENT


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    BANK OF AMERICA, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    THE BANK OF TOKYO - MITSUBISHI,
                                    LTD., CHICAGO BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS
                                   (FORMERLY KNOWN AS BANKERS TRUST COMPANY)


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    FLEET NATIONAL BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    MIZUHO CORPORATE BANK, LTD.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    KEYBANK NATIONAL ASSOCIATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    DZ BANK AG DEUTSCHE
                                    ZENTRAL-GENOSSENSCHAFTSBANK,
                                    FRANKFURT AM MAIN,
                                    (FORMERLY KNOWN AS DZ BANK DEUTSCHE
                                    GENOSSENSCHAFTSBANK AG)


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                    STANDARD FEDERAL BANK N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    NATIONAL CITY BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    LANDESBANK SAAR GIROZENTRALE


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

     Each of the undersigned hereby consents to this Waiver, ratifies the Guaranty Agreement and agrees that the Guaranty Agreement remains in full force and effect:

                                    ALEXANDER CITY CASTING COMPANY, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    CAST-MATIC CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    COLUMBUS FOUNDRY, L.P.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    DIVERSIFIED DIEMAKERS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    FRISBY P.M.C., INCORPORATED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                    GANTON TECHNOLOGIES INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    INTERMET HOLDING COMPANY


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    INTERMET INTERNATIONAL, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    IRONTON IRON INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    LYNCHBURG FOUNDRY COMPANY


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                    NORTHERN CASTINGS CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                    SUDBURY, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    SUDM, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    TOOL PRODUCTS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    WAGNER CASTINGS COMPANY


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


                                    WAGNER HAVANA, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                     INTERMET U.S. HOLDING, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                            ------------------------------------